UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2004




                        Pioneer Natural Resources Company
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------             ----------
    (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to  Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 1.01.  Entry into a Material Definitive Agreement.............      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.........................................      3

Signature..........................................................      4

Exhibit Index......................................................      5



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                        PIONEER NATURAL RESOURCES COMPANY


Item 1.01.   Entry into a Material Definitive Agreement

     On September 30, 2004, Pioneer Natural Resources Company (the "Company") issued: (i) the Third Supplemental Indenture dated September 30, 2004 with respect to the Evergreen Resources, Inc. ("Evergreen") indenture dated December 18, 2001, relating to the 4.75% Senior Convertible Notes due 2021 (the "4.75% Notes"), that is attached hereto as exhibit 4.1, (ii) the Fourth Supplemental Indenture dated September 30, 2004 with respect to Evergreen's indenture dated December 18, 2001, relating to the 4.75% Notes, that is attached hereto as exhibit 4.2, (iii) the Second Supplemental Indenture dated September 30, 2004 with respect to Evergreen's indenture dated March 10, 2004, relating to the 5.875% Senior Subordinated Notes due 2012 (the "5.875% Notes"), that is attached hereto as exhibit 4.3 and (iv) the Third Supplemental Indenture dated September 30, 2004 with respect to Evergreen's indenture dated March 10, 2004, relating to the 5.875% Notes, that is attached hereto as exhibit 4.4. The 4.75% Notes and the 5.875% Notes were assumed by the Company in conjunction with the Evergreen merger on September 28, 2004.


     On November 1, 2004, the Company issued the Fourth Supplemental Indentur dated November 1, 2004 with respect to Evergreen's indenture dated March 10, 2004, relating to the 5.875% Notes, that is attached hereto as exhibit 4.5.

Item 9.01. Financial Statements and Exhibits

       (c) Exhibits

           4.1 Third Supplemental Indenture dated as of September 30, 2004, among the Company, Pioneer Debt Sub, LLC and Wachovia Bank, National Association (as successor to First Union National
                  Bank), as trustee, with respect to the indenture dated as of December 18, 2001, among Evergreen and First Union Bank, as trustee, relating to the 4.75% Notes.
           4.2 Fourth Supplemental Indenture dated as of September 30, 2004, among the Company and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect to the indenture identified dated as of December 18, 2001, among Evergreen and First Union Bank, as trustee, relating to the 4.75% Notes.
           4.3 Second Supplemental Indenture dated as of September 30, 2004, among Pioneer Debt Sub, LLC and Wachovia Bank, National Association, as trustee, with respect to the indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to the 5.875% Notes.
           4.4 Third Supplemental Indenture dated as of September 30, 2004, among the Company and Wachovia Bank, National Association, as trustee, with respect to the indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to the 5.875% Notes.
           4.5 Fourth Supplemental Indenture dated as of November 1, 2004, among the Company, Pioneer Natural Resources USA, Inc., as guarantor, and Wachovia Bank, National Association, as trustee, with respect to the indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to the 5.875% Notes.


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                       PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIONEER NATURAL RESOURCES COMPANY




Date: November 4, 2004           By: /s/ Richard P. Dealy
                                     --------------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer



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                       PIONEER NATURAL RESOURCES COMPANY

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------


  4.1(a) Third Supplemental Indenture dated as of September 30, 2004, among the Company, Pioneer Debt Sub, LLC and Wachovia Bank, National Association (as successor to First Union National
                    Bank), as trustee, with respect to the indenture dated as of December 18, 2001, among Evergreen and First Union Bank, as trustee, relating to the 4.75% Notes.
  4.2(a) Fourth Supplemental Indenture dated as of September 30, 2004, among the Company and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect t o the indenture identified dated as of December 18 2001, among Evergreen and First Union Bank, as trustee, relating to the 4.75% Notes.
  4.3(a) Second Supplemental Indenture dated as of September 30, 2004, among Pioneer Debt Sub, LLC and Wachovia Bank, National Association, as trustee, with respect to the indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to the 5.875% Notes.
  4.4(a) Third Supplemental Indenture dated as of September 30, 2004, among the Company and Wachovia Bank, National Association, as trustee, with respect to the indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to the 5.875% Notes.
  4.5(a) Fourth Supplemental Indenture dated as of November 1, 2004, among the Company, Pioneer Natural Resources USA, Inc., as guarantor, and Wachovia Bank, National Association, as trustee, with respect to the indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to the 5.875% Notes.



-------------
(a) filed herewith




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